UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of report (Date of earliest event reported)

                                 August 30, 2004

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01.     Other Events.

As previously disclosed by a Current Report on Form 8-K as filed with the Securities & Exchange Commission on July 30, 2004, VTEX Energy, Inc. ("VTEX") entered into an option agreement with CLK Energy, Inc. ("CLK") on July 13, 2004 to purchase from CLK 50% of CLK's interest in the Bayou Choctaw Field, located in the Iberville and West Baton Rouge Parishes, Louisiana (the "Option Agreement").

The Option Agreement originally expired on August 10, 2004; however, VTEX and CLK subsequently amended the Option Agreement to extend the option period to expire on September 30, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      VTEX Energy, Inc.


Date:       September 8, 2004                    By:  /S/ Stephen Noser
            -----------------                         ------------------------
                                                      Stephen Noser, President


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